UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 29, 2005

                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        Commission File Number: 001-12079

                I.R.S. Employer Identification Number: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 1, 2005, the Board of Directors of the Company approved an amendment (the "12/1/05 Amendment") to the Company's 1996 Stock Incentive Plan, as amended (the "Stock Incentive Plan"). The 12/1/05 Amendment rescinds in part the September 14, 2005 amendment to the Stock Incentive Plan (the "9/14/05 Amendment") in two respects:

     1. The 12/1/05 Amendment rescinds the extension of the post-termination exercise period of directors' options granted by the 9/14/05 Amendment as it applied to options held by outside directors that were outstanding on September 14, 2005. The provisions establishing the exercise period of the options outstanding on such date were reinstated to those that were in effect prior to the 9/14/05
          Amendment. The provisions of the 9/14/05 Amendment extending the post-termination exercise period of directors' options otherwise remains in effect and shall apply to any options granted to an outside director after September 14, 2005.

     2. The 12/1/05 Amendment provides that the provisions of the 9/14/05 Amendment accelerating the vesting of directors' options shall remain in effect and shall apply to all options held by an outside director regardless of when such options were granted, except for any options issued under the Director Fee Option Grant Program under the Stock Incentive Plan. Such acceleration was rescinded by the 12/1/05 Amendment as to any options granted under the Director Fee Option Grant Program (whether outstanding on September 14, 2005 or granted thereafter).

ITEM 3.01 -- NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED  LISTING RULE
             OR STANDARD; TRANSFER OF LISTING.

     On December 2, 2005, the staff of the New York Stock Exchange (the "NYSE") orally advised the Company that it intends to suspend trading in the Company's common stock prior to the opening of the market on Tuesday, December 6, 2005, or earlier if it deems necessary. On December 5, 2005, the NYSE issued a press release stating that an application by the NYSE to the SEC to delist the Company's common stock is pending the completion of applicable procedures, including any appeal by the Company of the NYSE staff's decision. The Company believes that the NYSE application to delist the Company's common stock would be pursuant to Section 801.01D of the NYSE's Listed Company Manual. The NYSE attributed its decision to the abnormally low selling price of the Company's common stock and the Company's current financial condition. The Company expects its common stock will be quoted on the OTC Bulletin Board.

     The Company has not yet determined what action, if any, it will take in response to the notification.

     On December 5, 2005, the Company issued a press release regarding this event. A copy of the press release is attached as Exhibit 99.1 hereto.


ITEM 8.01 -- OTHER EVENTS

     On November 29, 2005, pursuant to the terms of the Company's 2000 Employee Stock Purchase Plan (the "ESPP"), the Company determined to (a) suspend the ESPP, effective November 29, 2005; (b) cancel the purchase interval scheduled to end on November 30, 2005, terminate all outstanding purchase rights for such interval and refund to employees any payments made pursuant to the ESPP in respect of such interval; and (c) postpone the new offering scheduled to begin on December 1, 2005, until further action by the Company's Board of Directors and to refund any contributions collected in anticipation of the commencement of the new offering.

     In addition, On December 1, 2005, the Company determined that the Calpine Unitized Stock Fund investment election (the "Stock Fund") under the Calpine Corporation Retirement Savings Plan (the "401k Plan") shall be closed to new investment with respect to future contributions effective after settlement on December 2, 2005. 401k Plan participants and beneficiaries will continue to be allowed to make transfers out of the Stock Fund and into other investments offered under the 401k Plan.

     On December 1, 2005, the Company issued a press release entitled "Calpine Announces Offer to Purchase 9 5/8% First Priority Senior Secured Notes due 2014 for Up to $400,000,000 Million in Aggregate Cash Consideration," a copy of which is attached as Exhibit 99.2 hereto.

     On December 2, 2005, the Company issued a press release entitled "Calpine Provides Update on Delaware Litigation," a copy of which is attached as Exhibit
99.3 hereto.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits.

          99.1 Press Release dated December 5, 2005.
          99.2 Press Release dated December 1, 2005.
          99.3 Press Release dated December 2, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       -------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer

Date: December 5, 2005

                                  EXHIBIT INDEX




               Exhibit                Description
               -------   ------------------------------------
               99.1      Press release dated December 5, 2005
               99.2      Press release dated December 1, 2005
               99.3      Press release dated December 2, 2005

================================================================================

EXHIBIT 99.1


                                                                    NEWS RELEASE



Media Relations:                                             Investor Relations:
Katherine Potter, 408-792-1168                        Rick Barraza, 408-792-1125
kpotter@calpine.com                                            rickb@calpine.com

                                                      Karen Bunton, 408-792-1121
                                                             kbunton@calpine.com

       Calpine's Common Stock to Cease Trading on New York Stock Exchange


     (SAN JOSE, Calif.) /PR Newswire - First Call/ Dec. 5, 2005 - Calpine Corporation [NYSE:CPN] was notified by the New York Stock Exchange (NYSE) that the company's common stock will no longer be traded on the NYSE. The NYSE advised the company that it expects to suspend trading in CPN prior to the opening of the market on Tuesday, December 6, 2005, or earlier if it deems necessary. The NYSE attributed its decision to suspend trading to the abnormally low selling price of Calpine's common stock and the company's current financial condition. Calpine expects its common stock will be quoted on the OTC Bulletin Board.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces and is building a plant in Mexico. For more information, visit http://www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results, including risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004, and in its Quarterly Report on Form 10-Q for the three months ended September 30, 2005, which can also be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.


================================================================================

EXHIBIT 99.2


                                                                    NEWS RELEASE

Media Relations:                                             Investor Relations:
Katherine Potter, 408-792-1168                        Rick Barraza, 408-792-1125
kpotter@calpine.com                                            rickb@calpine.com

                                                      Karen Bunton, 408-792-1121
                                                             kbunton@calpine.com

            Calpine Announces Offer to Purchase 9 5/8% First Priority
              Senior Secured Notes due 2014 for Up to $400,000,000
                         in Aggregate Cash Consideration


     (SAN JOSE, Calif.) /PR Newswire - First Call/ Dec. 1, 2005 - Calpine Corporation [NYSE:CPN] announced today the commencement of a tender offer (the "Offer") to purchase for aggregate cash consideration not to exceed $400,000,000 (the "Maximum Tender Amount") such portion of the outstanding 9 5/8% First Priority Senior Secured Notes due 2014 (the "Notes") as are validly issued and not withdrawn up to the Maximum Tender Amount. The aggregate principal amount of the outstanding Notes is currently $646,105,000.

     Subject to the terms and conditions of the Offer, the consideration for the Notes validly tendered pursuant to the Offer on or prior to 12:00 midnight, New York City time, on the Expiration Date (as defined below) (the "Offer Consideration") shall be $1,000 per $1,000 principal amount of the Notes, plus accrued and unpaid interest up to, and including, the settlement date for the tender offer, which will be promptly following the Expiration Date.

     The Offer is scheduled to expire at 12:00 midnight, New York City Time, on December 29, 2005, unless extended or earlier terminated (the "Expiration Date"). Tendered Notes may be withdrawn at any time prior to 12:00 midnight, New York City Time, on the Expiration Date.

     The Company is making this Offer to avail itself of the opportunity to reduce its first lien indebtedness by applying the proceeds of the sale in July 2005 of certain U.S. natural gas assets to the purchase of the Notes.

     Notwithstanding any other provision of the Offer, Calpine's obligation to accept for purchase, and to pay for, Notes validly tendered pursuant to the Offer is conditioned upon satisfaction or waiver of certain conditions as set forth in the Offer to Purchase. Calpine, in its sole discretion, may waive any of the conditions of the tender offer in whole or in part, at any time or from time to time. Calpine reserves the right in its sole discretion to extend, amend or terminate the Offer, subject to applicable law.

     This press release is not an offer to purchase or a solicitation of an offer to sell any securities, which is being made only pursuant to the Offer to Purchase, dated December 1, 2005. Calpine has retained The Bank of New York to serve as the Tender Agent and MacKenzie Partners, Inc. to serve as Information Agent for the Tender Offer. Additional information, and copies of the Offer to Purchase, the Letter of Transmittal and other documents, may be obtained from MacKenzie Partners, Inc. at (800) 322-2885 or by calling (212) 929-5500 collect or in writing at 105 Madison Avenue, New York, New York 10016.

     None of Calpine, the Tender Agent or the Information Agent makes any recommendation as to whether or not holders of Notes should tender their Notes pursuant to the Offer. Holders must make their own decision as to whether to tender their Notes, and if tendering, the principal amount of Notes to tender. In any jurisdiction where the laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed made on behalf of Calpine by one or more registered brokers or dealers under the laws of such jurisdiction.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states, three Canadian provinces and in the United Kingdom. Its customized products and services include wholesale and retail electricity, natural gas, gas turbine components and services, energy management, and a wide range of power plant engineering, construction and operations services. Calpine was founded in 1984. It is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit http://www.calpine.com.

     This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. Such risks include, but are not limited to, those risks identified from time-to-time in the Company's reports and registration statements filed with the SEC, including the risk factors identified in its Annual Report on Form 10-K for the year ended December 31, 2004 and in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005, which can be found on the Company's website at www.calpine.com. All information set forth in this news release is as of today's date, and the Company undertakes no duty to update this information.


================================================================================

EXHIBIT 99.3

                                                                    NEWS RELEASE

Media Relations:  Katherine Potter             Investor Relations:  Rick Barraza
408-792-1168                                                        408-792-1125
kpotter@calpine.com                                            rickb@calpine.com


                                                                    Karen Bunton
                                                                    408-792-1121
                                                             kbunton@calpine.com

                 Calpine Provides Update on Delaware Litigation

     (SAN JOSE, Calif.) /PR Newswire - First Call/ Dec. 2, 2005 - Calpine Corporation [NYSE:CPN] provided the following update to today's Delaware Court of Chancery's ruling in the company's action against The Bank of New York, as collateral trustee for Calpine's Senior Secured Note Holders, and Wilmington Trust Company, as indenture trustee for Calpine's First Lien Note Holders and Second Lien Note Holders. In his ruling today, Vice Chancellor Leo E. Strine, Jr. ordered Calpine to restore to the Bank of New York collateral account approximately $313 million, plus accrued interest at 3.5% per annum by January 22, 2006.

     Upon receipt of the final order, Calpine expects to file a notice of appeal with the Supreme Court of Delaware and request expedited treatment.

     A  major  power  company,   Calpine  Corporation   supplies  customers  and
communities with electricity from clean, efficient, natural gas-fired and geothermal power plants. Calpine owns, leases and operates integrated systems of plants in 21 U.S. states and in three Canadian provinces and is building a plant in Mexico. It is publicly traded on the New York Stock Exchange under the symbol CPN. For more information, visit http://www.calpine.com.